FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549





                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): September 30, 1995




                              ROSE'S STORES, INC.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


0-631                                                               56-0382475
(Commission File Number)                     (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                                27536
(Address of principal executive offices)                            (Zip Code)


                                (919) 430-2600
             (Registrant's telephone number, including area code)

PAGE

Item 5: OTHER EVENTS

      Beginning October 30, 1995, the Company will distribute to its banks and other lenders, principal trade vendors and factors, the monthly and year-to-date financial results and other financial data for the period ended September 30, 1995 (fiscal September), together with projected financial information for similar periods as contained in the Company's revised plan for the year ending January 27, 1996 (the "Revised Plan"). Such financial results are attached hereto as Exhibit 20, and are incorporated by reference herein.

     Such financial monthly results and other financial data and information concerning the Revised Plan are being reported publicly solely because they are being distributed to a large number of the Company's principal trade vendors, banks, and other lenders and factors to facilitate their credit analyses. These results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for fiscal 1994 and Forms 10-Q for the first quarter and second quarter of 1995. Although the Company is publicly reporting its monthly results during fiscal 1995, the Company does not believe it is obligated to provide such information indefinitely and may cease making such disclosures and updates at any time. Moreover, the Company does not believe that it is obligated to update monthly results to reflect subsequent events or developments.

     For information concerning the Revised Plan, including the limitations thereof and certain assumptions made in its formulation, reference is made to the Company's Current Report on Form 8-K, dated September 2, 1995.

Item 7: PROJECTIONS, FINANCIAL STATEMENTS


           Exhibit: 20     Unaudited financial results for the four weeks and
                           35 weeks ended September 30, 1995 (fiscal September)

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

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ROSE'S STORES, INC.



Date: October 30, 1995                 By: /s/ Jeanette R. Peters
                                           Jeanette R. Peters
                                           Senior Vice President
                                           Chief Financial Officer

PAGE

Exhibit 20
Page 1 of 4

ROSE'S STORES, INC.                               SEPTEMBER INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     SEPTEMBER       SEPTEMBER|       SEPTEMBER
                                                     ACTUAL          REV. PLAN|       ACTUAL
Gross Sales                                          47,987          47,756    |      53,079
Less: Lease department sales                          1,348           1,481    |       1,651
Net Sales                                            46,639          46,275    |      51,428
                                                                               |
FIFO Gross Margin                                    12,004          12,155    |      13,382
 % to Sales                                           25.74%          26.27%   |       26.02%
                                                                               |
Leased Department Income                                336             334    |         370
SG&A                                                 12,149          12,594    |      12,827
_________________________________________________________________________________________
EBITDA - PRE-LIFO                                       191            (105)   |         925
_________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)          (260)           (244)   |         734
Interest Expense                                        640             663    |         473
LIFO Expense (Benefit)                                 -               -       |        (530)
Reorganization Costs (Benefit)                         -               -       |       1,348
Non-cash Income Tax Expense (Benefit)                  -               -       |        -
________________________________________________________________________________________
NET INCOME (LOSS)                                      (189)           (524)   |      (1,100)
________________________________________________________________________________________

Note (1):  The Company currently operates 105 stores compared to 113 last year.
Note (2):  Beginning in May, 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.

Exhibit 20
Page 2 of 4

ROSE'S STORES, INC.                             SEPTEMBER YTD INCOME STATEMENTS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     SEPTEMBER       SEPTEMBER|       SEPTEMBER
                                                      YTD             YTD      |       YTD
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Gross Sales                                          440,541         440,310   |      473,939
Less: Lease department sales                          14,314          14,447   |       16,089
Net Sales                                            426,227         425,863   |      457,850
                                                                               |
FIFO Gross Margin                                    103,057         103,208   |      111,146
 % to Sales                                            24.18%          24.24%  |        24.28%
                                                                               |
Leased Department Income                               3,080           3,078   |        3,318
SG&A                                                 102,701         103,146   |      106,932
____________________________________________________________________________________________
EBITDA - PRE-LIFO                                      3,436           3,140   |        7,532
____________________________________________________________________________________________
Depreciation & Amortization Expense (Benefit)            500             516   |        6,386
Interest Expense                                       3,786           3,809   |        4,484
LIFO Expense (Benefit)                                  (364)           (364)  |       (1,781)
Reorganization Costs (Benefit)                       (69,644)        (69,644)  |       53,556
Non-cash Income Tax Expense (Benefit)                   -               -      |         -
____________________________________________________________________________________________
 NET INCOME (LOSS)                                    69,158          68,823   |      (55,113)
____________________________________________________________________________________________

Note (1):  The Company currently operates 105 stores compared to 113 last year.
Note (2):  Beginning in May 1995, the income statements reflect the application of Fresh
           Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.  If the
           Company had emerged from Chapter 11 at the beginning of the year, the application of Fresh Start accounting would have resulted in year-to-date net income on a proforma basis of approximately $1,900.
Note (3):  Reorganization costs for 1995 include a gain on debt discharge of $90,924.
           Reorganization costs for 1994 include a $43,000 provision to close 59 stores in the second quarter of 1994.

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Exhibit 20
Page 3 of 4

ROSE'S STORES, INC.                               BALANCE SHEETS
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     SEPTEMBER       SEPTEMBER|       SEPTEMBER
                                                     ACTUAL          REV. PLAN|       ACTUAL
            ASSETS                                                             |
CASH                                                     629             650   |          633
INVENTORIES                                          189,405         189,424   |      155,395
OTHER CURRENT ASSETS                                  20,262          20,766   |       35,154
                                                     _______         _______   |      ______
TOTAL CURRENT ASSETS                                 210,296         210,840   |      191,182
                                                                               |
NET PROPERTY                                           2,716           3,246   |       36,903
                                                                               |
LONG TERM ASSETS                                        -               -      |        6,970
                                                                               |
TOTAL ASSETS                                         213,012         214,086   |      235,055
                                                     =======         =======   |      =======
                                                                               |
        LIABILITIES & EQUITY                                                   |
ACCOUNTS PAYABLE                                      29,064          30,362   |       28,819
SHORT-TERM DEBT                                       83,579          87,465   |       17,600
OTHER CURRENT LIABILITIES                             28,933          25,091   |       37,080
                                                     _______         _______   |      _______
  TOTAL CURRENT LIABILITIES                          141,576         142,918   |       83,499
                                                                               |
PRE-PETITION CLAIMS                                     -               -      |      182,304

EXCESS OF ASSETS OVER VALUE                           30,687          30,688   |         -

OTHER LIABILITIES                                      5,578           5,655   |        6,973
DEFERRED INCOME                                        1,199           1,188   |        1,297

STOCKHOLDERS' EQUITY (DEFICIT)                        33,972          33,637   |      (39,018)
                                                                               |
TOTAL DEBT & EQUITY                                  213,012         214,086   |      235,055
                                                     =======         =======   |      =======

Note (1):  The 1995 balance sheets reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated April 29, 1995, and are therefore not comparable to the prior year.
Note (2):  The 1995 actual and planned inventories are for 106 stores.  The 1994 inventories are for 113 stores and include a reserve for LIFO that was written off as part of Fresh Start accounting.

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Exhibit 20
Page 4 of 4
ROSE'S STORES, INC.                          SEPTEMBER YTD CHANGES IN CASH
(Amounts in 000's)

                                                      1995            1995     |       1994
                                                     SEPTEMBER       SEPTEMBER|       SEPTEMBER
                                                      YTD             YTD      |       YTD
                                                     ACTUAL          REV. PLAN|       ACTUAL
                                                                               |
Net earnings (loss)                                   69,158          68,823   |      (55,113)
Closed store provision                                  -               -      |       43,000
Non-cash income tax expense (benefit)                   -               -      |         -
Non-cash fresh start adjustments                     (73,491)        (73,491)  |         -
Other                                                    133             149   |        4,303
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY OPERATIONS                                             |
BEFORE ASSET & LIABILITY CHANGES                      (4,200)         (4,519)  |       (7,810)
                                                                               |
(Inc.) dec. in  Inventories                          (44,567)        (44,586)  |       49,536
Inc. (dec.) in Accounts Payable                        5,783           7,081   |      (12,288)
All other                                            (12,939)        (14,265)  |      (22,699)
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY OPERATIONS                   (55,923)        (56,289)  |        6,739
                                                                               |
INVESTING ACTIVITIES                                  (3,248)         (3,686)  |         (346)
                                                                               |
FINANCING ACTIVITIES                                                           |
Proceeds (payments) of pre-petition claims           (29,642)        (29,823)  |      (38,769)
Proceeds (payments) of short-term debt                82,979          86,865   |       17,600
Capital lease payments                                  (505)           (507)  |       (1,493)
Other                                                  5,618           2,740   |        4,947
                                                     _______         _______   |      _______
CASH PROVIDED (USED) BY FINANCING                     58,450          59,275   |      (17,715)
                                                                               |
(DECREASE) INCREASE IN CASH                             (721)           (700)  |      (11,322)
                                                     ========        ========  |      ========

Note (1):  Beginning in May, 1995, the cash flows reflect the application of Fresh Start accounting as described in the Company's quarterly report on Form 10-Q, dated
           April 29, 1995, and are therefore not comparable to the periods prior to May,
           1995.